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               VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       NOVEMBER 1, 2008 -- APRIL 30, 2009

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
  Los Angeles    11/07/08        -    $  95.93  $  550,000,000  $4,000,000    0.73%       1.09%    Siebert,        Siebert Branford
  Calif Wtr &                                                                                      Brandford       Shank
Pwr 5.250% due                                                                                     Shank &
  07/01/2038                                                                                       Co., LLC,
                                                                                                   Citigroup,
                                                                                                   De La Rosa
                                                                                                   & Co.,
                                                                                                   Backstrom,
                                                                                                   McCarley,
                                                                                                   Berry & Co.,
                                                                                                   LLC, J.P.
                                                                                                   Morgan, Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   Ramirez & Co.,
                                                                                                   Inc., Fidelity
                                                                                                   Capital Market
                                                                                                   Services, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC

  California     01/08/09       -     $ 100.88  $  348,130,000  $2,000,000    2.50%       5.00%    J.P. Morgan,    J.P. Morgan
  State Dept                                                                                       Citigroup,
   Water Res                                                                                       Barclays
  Power 5.00%                                                                                      Capital, De
 due 5/1/2022                                                                                      La Rosa & Co.,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Service,
                                                                                                   Great Pacific

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
                                                                                                   Securities,
                                                                                                   Morgan Keegan
                                                                                                   & Co., Inc.,
                                                                                                   Morgan Stanley
                                                                                                   Co.
                                                                                                   Incorporated,
                                                                                                   Nollenberger
                                                                                                   Capital
                                                                                                   Partners,
                                                                                                   Prager, Sealey
                                                                                                   & Company, LLC

      The        01/16/09       -     $ 101.16  $  200,000,000  $5,000,000    1.00%      2.500%    Stone &         Stone & Youngberg
 Metropolitan                                                                                      Youngberg,
Water District                                                                                     Banc of
  of Southern                                                                                      America
  California                                                                                       Securities,
                                                                                                   LLC, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Citigroup,
                                                                                                   J.P. Morgan,
                                                                                                   Siebert,
                                                                                                   Brandford,
                                                                                                   Shank &
                                                                                                   Co., LLC,
                                                                                                   De La Rosa
                                                                                                   & Co., Loop
                                                                                                   Capital
                                                                                                   Markets LLC,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.

  Los Angeles    01/28/09       -     $  99.19  $  150,000,000  $1,000,000    0.67%       0.67%    J.P. Morgan,    J.P. Morgan
  California                                                                                       De La Rosa &
 Dept of Water                                                                                     Co.,
  5.375% due                                                                                       Citigroup,
                                                                                                   Goldman,
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
   7/1/2038                                                                                        Sachs & Co.,
                                                                                                   Siebert,
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Wachovia
                                                                                                   Bank, National
                                                                                                   Association,
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   RBC Capital
                                                                                                   Markets

  Los Angeles    02/05/09       -     $  95.21  $  950,000,000  $2,000,000    0.21%       1.21%    Barclays        Barclays Capital
  California                                                                                       Capital, De
Unified School                                                                                     La Rosa &
   District                                                                                        Co., Stone &
                                                                                                   Youngberg,
                                                                                                   Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   Backstrom
                                                                                                   McCarley Berry
                                                                                                   & Co., LLC

  Trustees of    03/06/09       -     $  95.59  $  465,365,000  $3,000,000    0.64%       1.29%    Banc of         Barclays Capital
the California                                                                                     America
     State                                                                                         Securities
  University                                                                                       LLC,
  Systemwide                                                                                       Citigroup
 Revenue Bonds                                                                                     Global Markets
                                                                                                   Inc., J.P.
                                                                                                   Morgan, Rice
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   Stone &
                                                                                                   Youngberg LLC,
                                                                                                   Barclays
                                                                                                   Capital, Loop
                                                                                                   Capital
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
                                                                                                   Markets, LLC,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Estrada
                                                                                                   Hinojosa &
                                                                                                   Company, Inc.,
                                                                                                   Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   Siebert,
                                                                                                   Brandford,
                                                                                                   Shank &
                                                                                                   Co., L.L.C.

  The Regents    03/13/09       -     $ 104.11  $  794,220,000  $2,000,000    0.25%       3.00%    Barclays        Barclays Capital
    of the                                                                                         Capital,
 University of                                                                                     Alamo Capital,
  California                                                                                       Banc of
    General                                                                                        America
 Revenue Bonds                                                                                     Securities
                                                                                                   LLC, J.P.
                                                                                                   Morgan, SL
                                                                                                   Hare Capital,
                                                                                                   Inc., De La
                                                                                                   Rosa & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   Wedbush Morgan
                                                                                                   Securities
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
   State of      03/25/09       -     $  97.56  $6,543,020,000  $1,750,000   0.027%       0.20%    Merrill Lynch   Merrill Lynch
  California                                                                                       & Co.,
   GO Bonds                                                                                        Citigroup,
  5.750% due                                                                                       De La Rosa
   4/1/2031                                                                                        & Co., Alamo
                                                                                                   Capital,
                                                                                                   Comerica
                                                                                                   Securities,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grigsby &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan, Morgan
                                                                                                   Stanley & Co.,
                                                                                                   Incorporated,
                                                                                                   PershingLLC,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Rice Financial
                                                                                                   Products Co.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Wedbush Morgan
                                                                                                   Securities,
                                                                                                   Backstrom
                                                                                                   McCarley Berry
                                                                                                   & Co., LLC,
                                                                                                   Blaylock
                                                                                                   Robert Van,
                                                                                                   LLC, DEPFA
                                                                                                   First Albany
                                                                                                   Securities,
                                                                                                   LLC,

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
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Jackson
                                                                                                   Securities,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Nollenberger
                                                                                                   Capital
                                                                                                   Partners
                                                                                                   Inc., Piper
                                                                                                   Jaffray & Co.,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Stone &
                                                                                                   Youngberg,
                                                                                                   Banc of
                                                                                                   America
                                                                                                   Securities
                                                                                                   LLC, City
                                                                                                   National
                                                                                                   Securities,
                                                                                                   Inc.,
                                                                                                   Edward D.
                                                                                                   Jones & Co.,
                                                                                                   LP, Great
                                                                                                   Pacific
                                                                                                   Securities,
                                                                                                   Jesup & Lamont
                                                                                                   Securities
                                                                                                   Corporation,
                                                                                                   Morgan Keegan
                                                                                                   and Company,
                                                                                                   Inc., The
                                                                                                   Northern

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
                                                                                                   Trust Company,
                                                                                                   Prager Sealy &
                                                                                                   Co., LLC,
                                                                                                   RBC Capital
                                                                                                   Markets, SL
                                                                                                   Hare Capital,
                                                                                                   Wachovia
                                                                                                   Bank, NA,
                                                                                                   Wells Fargo
                                                                                                   Institutional
                                                                                                   Securities,
                                                                                                   LLC
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